Exhibit 24(b)(4)(ii)


                      OPPENHEIMER EQUITY INCOME FUND
               Class B Share Certificate (8-1/2" x 12-5/8")


I.   FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4"
                          x 11-1/4" decorative border)

                     (upper left)   box with heading: NUMBER (OF SHARES)

                     (upper right)  box with heading: CLASS B SHARES

                     (centered
                     below boxes)   OPPENHEIMER EQUITY INCOME FUND

                               A MASSACHUSETTS BUSINESS TRUST


     (at left) THIS IS TO CERTIFY THAT    (at right) SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

                                          box with CUSIP number
                                               683793 20 2     (at left)
 is the owner of

     (centered)      FULLY PAID CLASS B SHARES OF
                     BENEFICIAL INTEREST OF

                     OPPENHEIMER EQUITY INCOME FUND

               A series of Oppenheimer Equity Income Fund (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

               WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

               (at left                                  (at right
               of seal)                                   of seal)
               (signature)                               (signature)

                                                         Dated:
               /s/ George Bowen                     /s/ Bridget Macaskill
               _______________________              ___________________
               TREASURER                            PRESIDENT




                                                    Exhibit 24(b)(4)(ii)
                                                    Page 2

                           (centered at bottom)
                      1-1/2" diameter facsimile seal
                               with legend
                      OPPENHEIMER EQUITY INCOME FUND
                                   SEAL
                                   1986
                       COMMONWEALTH OF MASSACHUSETTS



(at lower right, printed
 vertically)                        Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                    Denver (Colo) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

(at lower left corner, outside
ornamental border)
301-000000 [certificate number]


II. BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                               (Cust)                          (Minor)

UNDER UGMA/UTMA ___________________
                     (State)

Additional abbreviations may also be used though not in the above list.

                                                    Exhibit 24(b)(4)(ii)
                                                    Page 3



For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

_______________________________________________________________________
(Please print or type name and address of assignee)

______________________________________________________

________________________________________________ Class B Shares of
beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                               Signed: __________________________

                               ___________________________________
                               (Both must sign if joint owners)

                               Signature(s) __________________________
                               guaranteed      Name of Guarantor
                               by:        _____________________________
                                               Signature of Officer/Title

(text printed             NOTICE: The signature(s) to this assignment must
vertically to right       correspond with the name(s) as written upon the
of above paragraph)       face of the certificate in every particular
                          without alteration or enlargement or any change whatever.

(text printed in          Signatures must be guaranteed by a financial
box to left of            institution of the type described in the current
signature(s))             prospectus of the Fund.



























_______________________________________________________________________
                 THIS SPACE MUST NOT BE COVERED IN ANY WAY



















certific\300CERTB